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                       SECURITIES AND EXCHANGE COMMISSION

                                  UNITED STATES

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 22, 2003
                                                        -----------------


                             HENNESSY ADVISORS, INC.

             (Exact name of registrant as specified in its charter)


         California                     000-49872                68-0176227
         ----------                     ---------                ----------
(State or other jurisdiction           Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


      750 Grant Avenue, Suite 100                                  94945
                                                                   -----
           Novato, California
(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number including area code: (415) 899-1555
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 12. Results of Operation and Financial Condition
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         On December 22, 2003, Hennessy Advisors, Inc. issued a release regarding earnings for the fiscal year ended September 30, 2003. The text of the press release is furnished as Exhibit 99.





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         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HENNESSY ADVISORS, INC.
                                        (registrant)



December 22, 2003                       By:    /s/ Teresa M. Nilsen
                                           -------------------------------------
                                               Teresa M. Nilsen
                                               Chief Financial Officer and
                                               Executive Vice President






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                                  EXHIBIT INDEX


No.                        Description of Exhibit

99                             Press Release

















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